                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ----------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) :       April 12, 1999
                                                              -----------------


                               Allaire Corporation
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


              Delaware                     0-25265             41-1830792
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   (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE      (IRS EMPLOYER
            INCORPORATION                   NUMBER)        IDENTIFICATION NO.)

One Alewife Center, Cambridge, Massachusetts                       02140
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE :    (617) 761-2000
                                                           ---------------------


                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements of Bright Tiger Technologies, Inc. ("Bright Tiger") which are required pursuant to Rule 3-05 of regulation S-X, attached hereto as Exhibit 99.1, are hereby incorporated herein by reference.

(b) Pro Forma Financial Information. The unaudited pro forma combined condensed financial statements, attached hereto as Exhibit 99.2, assume a business combination between Allaire Corporation ("Allaire") and Bright Tiger
     (the "Merger") accounted for on a "pooling of interests" basis and are based on the respective historical financial statements and the notes thereto of Allaire and Bright Tiger, and are hereby incorporated herein by reference. The unaudited pro forma combined condensed balance sheet combines Allaire's unaudited consolidated balance sheet with Bright
     Tiger's as of March 31, 1999. The unaudited pro forma combined condensed statements of operations combine Allaire's historical operating results for the three months ended March 31, 1999 and March 31, 1998 and the years ended December 31, 1998, 1997 and 1996 with the corresponding Bright Tiger historical operating results.

     For the purposes of the preparation of the unaudited pro forma combined condensed balance sheet, merger-related expenses (which Allaire anticipates will be approximately $2.2 million on a pre-tax basis) were excluded.

     The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the merger had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the combined company. The unaudited pro forma combined condensed financial statements do not give effect to cost savings or integration costs, if any, which may result from the combination of Allaire's and Bright Tiger's operations.

     These unaudited pro forma combined condensed financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Allaire, included in Allaire's 1998 Annual Report on Form 10-K, and Bright Tiger which are attached hereto as Exhibit 99.1.



(c)      Exhibits.

Exhibit No.       Description
-------------     --------------

23.1     Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1     Financial Statements of Bright Tiger Technologies, Inc.

99.2     Pro Forma Financial Information


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Allaire Corporation

                                BY: /S/ DAVID A. GERTH
                                David A. Gerth
                                Vice President Finance
                                and Operations, Treasurer and
                                Chief Financial Officer

Date:    June 15, 1999


                                  Exhibit Index


Exhibit
No.              Description
--------         ------------------------

23.1             Consent of PricewaterhouseCoopers LLP, Independent
                 Accountants

99.1             Financial Statements of Bright Tiger Technologies, Inc.

99.2             Pro Forma Financial Information
